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                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                         ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  Los Angeles    11/07/08       -     $  95.93  $  550,000,000  $3,000,000    0.55%       1.27%    Siebert,        Siebert
  Calif Wtr &                                                                                      Brandford       Branford Shank
      Pwr                                                                                          Shank & Co.,
  5.250% due                                                                                       LLC,
  07/01/2038                                                                                       Citigroup,
                                                                                                   De La Rosa &
                                                                                                   Co.,
                                                                                                   Backstrom,
                                                                                                   McCarley,
                                                                                                   Berry & Co.,
                                                                                                   LLC, J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Fidelity
                                                                                                   Capital Market
                                                                                                   Services, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC

  Salt River     01/15/09       -     $ 102.27  $  744,180,000  $2,305,000    0.31%       2.87%    Goldman,        Goldman Sachs
    Project                                                                                        Sachs & Co.,
    Arizona                                                                                        Morgan Stanley
  Agriculture                                                                                      & Co.,
   5.000% due                                                                                      Incorporated,
   1/1/2022                                                                                        J.P. Morgan,
                                                                                                   Citigroup
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
 Commonwealth    02/13/09       -     $ 105.54  $  385,455,000  $1,810,000    0.47%       5.49%    Citigroup,      Citigroup
  of Kentucky                                                                                      Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan & Co.,
                                                                                                   Inc., Edward
                                                                                                   D. Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.

 Commonwealth    02/13/09       -     $ 104.80  $  385,455,000  $2,035,000    0.52%       5.49%    Citigroup,      Citigroup
  of Kentucky                                                                                      Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
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
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan & Co.,
                                                                                                   Inc., Edward
                                                                                                   D. Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.

   State of      03/20/09       -     $  98.15  $1,529,065,000  $1,125,000    0.07%       0.93%    Barclays        Barclays
  Wisconsin                                                                                        Capital,        Capital
  5.375% due                                                                                       Citigroup,
   5/1/2025                                                                                        DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Robert
                                                                                                   W. Baird &
                                                                                                   Co., Edward
                                                                                                   Jones, Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Ramirez  & Co.,
                                                                                                   Inc., Cabrera
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
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Wachovia
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association

   State of      03/25/09       -     $  97.56  $6,543,020,000  $1,950,000    0.03%       0.20%    Merrill         Merrill Lynch
 California GO                                                                                     Lynch &
Bonds 5.750%                                                                                       Co.,
 due 4/1/2031                                                                                      Citigroup,
                                                                                                   De La Rosa
                                                                                                   & Co.,
                                                                                                   Alamo
                                                                                                   Capital,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
                                                                                                   Pershing LLC,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Co.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Wedbush
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
                                                                                                   Morgan
                                                                                                   Securities,
                                                                                                   Backstrom
                                                                                                   McCarley
                                                                                                   Berry &
                                                                                                   Co., LLC,
                                                                                                   Blaylock
                                                                                                   Robert Van,
                                                                                                   LLC, DEPFA
                                                                                                   First
                                                                                                   Albany
                                                                                                   Securities,
                                                                                                   LLC,
                                                                                                   Goldman,
                                                                                                   Sachs &
                                                                                                   Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC,
                                                                                                   Nollenberger
                                                                                                   Capital
                                                                                                   Partners
                                                                                                   Inc., Piper
                                                                                                   Jaffray &
                                                                                                   Co.,
                                                                                                   Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank &
                                                                                                   Co., LLC,
                                                                                                   Stone &
                                                                                                   Youngberg,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, City
                                                                                                   National
                                                                                                   Securities,
                                                                                                   Inc.,
                                                                                                   Edward D.
                                                                                                   Jones &
                                                                                                   Co.,
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
                                                                                                   LP, Great
                                                                                                   Pacific
                                                                                                   Securities,
                                                                                                   Jesup & Lamont
                                                                                                   Securities
                                                                                                   Corporation,
                                                                                                   Morgan Keegan
                                                                                                   and Company,
                                                                                                   Inc., The
                                                                                                   Northern Trust
                                                                                                   Company,
                                                                                                   Prager Sealy
                                                                                                   & Co., LLC,
                                                                                                   RBC Capital
                                                                                                   Markets, SL
                                                                                                   Hare Capital,
                                                                                                   Wachovia
                                                                                                   Bank, NA,
                                                                                                   Wells Fargo
                                                                                                   Institutional
                                                                                                   Securities,
                                                                                                   LLC

 Metropolitan    04/24/09       -     $ 102.27  $1,250,000,000  $2,000,000    0.16%       0.64%    M.R. Beal &     J.P. Morgan
Transportation                                                                                     company,
   Authority                                                                                       Citigroup,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Ramirez
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
                                                                                                   & Co., Inc.,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   J.P. Morgan,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Jefferies &
                                                                                                   Co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets